Supplement to Accumulation Life(R) Prospectus
                        Supplement dated August 31, 2004
                         Prospectus dated April 30, 1998

             The disclosure set forth below replaces the information
               found in the prospectus and any prior supplements.

Effective September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company and Safeco Securities, Inc. changed its name to Symetra Securities, Inc. Accordingly, all references to "Safeco Life Insurance Company" and "Safeco Securities, Inc." should be replaced with references to "Symetra Life Insurance Company" and "Symetra Securities, Inc." respectively. This name change may be subject to state regulatory approval, and your state may not have approved the name change as of September 1, 2004. See your policy or contact us for more information.


Our internet address has also changed. If you would like more information about the Accumulation Life Variable Life Policy as well as other products and financial services offered by Symetra Life Insurance companies, you can reach us on the Internet at http://www.symetra.com.



The section titled SAFECO  on Page 5  is replaced by the following:

SYMETRA LIFE

Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York. The home office address of Symetra Life Insurance Company is 5069 154th Place NE, Redmond, WA 98052. The address of the Administrative Office is P.O. Box 34690 Seattle, WA 98124-1690. The phone number is 1-800-472-3326. All requests should be directed to the Administrative Office. All premium payments should be directed to the Billing Center address, P.O. Box 34815, Seattle, WA 98124. For overnight mail, please use the home office address.


On or about August 2, 2004, Symetra Financial Corporation, (formerly Occum Acquisition Corp.) a holding company formed by a group of investors led by White Mountains Insurance Group, Ltd. and Berkshire Hathaway Inc., became the owner of Safeco Life. This change of ownership will have no effect on your rights as a contract owner.